AFL-CIO Housing Investment Trust
Performance Commentary
 2nd Quarter 2012

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
July 13, 2012

The AFL-CIO Housing Investment Trust (HIT) outperformed the Barclays Capital Aggregate Bond Index (Barclays Aggregate) for the volatile first half of 2012 on both a gross and net basis, by 49 and 27 basis points, respectively.  The HIT also outperformed for the second quarter of 2012 by 47 basis points on a gross basis and 36 basis points on a net basis.  For the second quarter, the HIT’s returns were 2.53% on a gross basis and 2.42% on a net basis, compared to 2.06% for the benchmark.  As investors continued to flee to the safety and liquidity of the Treasury market in the second quarter based on concerns about the struggling U.S. economy, the European sovereign debt and bank crises, and a global slowdown including China, most Treasury yields fell to historically low levels.

The HIT continues to generate higher income than the Barclays Aggregate while providing a high credit quality portfolio because it specializes in government-insured and guaranteed multifamily mortgage-backed securities (MBS) and focuses on multifamily construction-related securities.  Since it does not invest in corporate bonds, the HIT also provides diversification from many other fixed-income investments and equities.

The construction-related multifamily MBS in the HIT’s portfolio – investments resulting from its Construction Jobs Initiative – should continue to have a positive effect on portfolio returns in future periods.  With nine new projects in the first half of the year (eight financed by the HIT for $163 million and one with $5.6 million of New Markets Tax Credits from the HIT’s Building America subsidiary), the Construction Jobs Initiative has now created more than 13,500 union construction jobs since 2009, putting the HIT in a good position to reach its job-creation goal of 15,000 jobs by year-end.   The initiative has leveraged more than $2.4 billion of development in 46 projects in 25 cities, with $1.1 billion of HIT financing and over $26 million of New Markets Tax Credits.  With construction unemployment remaining significantly higher than the national unemployment rate, these projects and future funding commitments will generate union construction work that allows union members to get back to work and contribute to their pension funds.  The projects also spur additional job creation and economic development and help meet the urgent need for affordable and workforce housing in communities across the U.S.

Investors have demonstrated continuing confidence in the HIT, providing $220 million in capital during the first six months of 2012 – the largest amount for the first half-year since 2007.  The investments included $150.4 million of new capital and $69.3 million of reinvested earnings, a 90% reinvestment rate.  The HIT gained six new investors during the first six months of 2012.  The HIT continues to seek capital from new and existing investors.

Strong First Half of the Year

For the first half of 2012, the performance of the AFL-CIO Housing Investment Trust relative to the Barclays Aggregate was enhanced by its ongoing income advantage and by overall spread tightening of government/agency multifamily MBS over the period. The HIT outperformed the benchmark year-to-date and for the 1-, 3-, 5-, and 10-year periods ending June 30, on a gross basis by 49, 59, 1, 54, and 41 basis points, respectively.  On a net basis, the HIT outperformed for the year-to-date, 1-, and 5-year periods as seen in the chart below.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This outperformance occurred despite the HIT’s underweight to Treasuries, which have performed well as concerns about a global economic slowdown have driven a flight to safety and despite widening on some of the HIT’s multifamily securities during the second quarter.   The HIT benefited relative to the benchmark from its lack of corporate bonds, which comprised 20.6% of the Barclays Aggregate at the end of June and had excess returns of -127 basis points during the quarter.  The HIT’s slight underweight to single family mortgage-backed securities also contributed to its outperformance, as this sector, which comprised 24.8% of the HIT compared to 30.6% of the index at the end of June, had excess returns of -59 basis points.

A number of factors have made investors hesitant to take risks, including stalled employment growth due to business uncertainty as corporate profits appear to have peaked; slowing manufacturing demand as domestic demand and exports decelerate; the sovereign debt and banking crises in the Eurozone, which continue to weigh on the markets despite repeated summits and agreements; and decelerating growth in China and other emerging economies.  Lower energy prices are positive for the economy, but much of the decline is due to slowing global growth.

Treasury yields for maturities of five years and longer were lower at the end of June than at the end of the previous two quarters, as the yield curve flattened significantly.  Yields for 5- and 10-year maturities at mid-year were 32 and 57 basis points lower, respectively, than at the end of March.  Relative to the end of 2011, the 5- and 10-year Treasury yields fell by 11 and 23 basis points, respectively, over the first six months.  On June 30, yields for two-year Treasuries were 3 basis points lower than on March 31, and 6 basis points higher than on December 31. With Treasuries comprising 36% of the Barclays Aggregate at the end of June, the benchmark benefited from the flight to quality during much of the first half of the year, while the HIT was negatively affected on a relative basis by its underweight to Treasuries (holding 9% in Treasuries at the end of June).  While lowered risk appetite during the second quarter resulted in negative excess returns for corporate bonds, excess returns for the entire first half of the year were very high at 263 basis points.  This corporate outperformance negatively impacted the HIT relative to the Barclays Aggregate for the first half of the year because corporate bonds comprised 20.6% of the benchmark at June 30, but they are not permissible investments for the HIT.

Positioned for Continued Success

The HIT is well-positioned as it enters the second half of 2012 with its higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT’s yield to worst advantage of 59 basis points is large relative to the Barclays Aggregate’s yield of 1.85%, which bodes well for the HIT’s outperformance going forward.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2012
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	91.9%	74.3%	Effective Duration	4.31	4.79
A & Below	2.9%	21.2%	Convexity	0.03	-0.08
Superior Yield			Similar Call Risk
Current Yield: 52 basis point advantage	3.987%	3.464%	Call Protected	73%	69%
Yield to Worst: 59 basis point advantage	2.440%	1.849%	Not Call Protected	27%	31%

The HIT’s direct sourcing of new investment opportunities has generated $1.1 billion in commitments for construction-related mortgage securities under its Construction Jobs Initiative, and at the same time has produced a large and growing pipeline of prospective transactions that should lead to additional construction-related investments in the period ahead.  With direct sourcing, the HIT can customize investments for the portfolio and obtain execution superior to secondary market purchases, which allows HIT’s investors to earn higher returns.  As construction draws are funded over time, these high credit quality construction-related instruments will provide additional income.   Ginnie Mae construction/permanent securities remain attractive compared to permanent securities, and Fannie Mae multifamily securities remain attractive compared to Treasuries.

The projected growth in U.S. multifamily rental housing construction and rehabilitation also positions the HIT well for future investment opportunities.  The tight credit environment for many single family homebuyers, continued weakness in the housing and labor markets, expected growth in household formation, and larger numbers of homeowners switching to renting by choice or necessity, should generate greater demand for rental housing and lead to increased construction of multifamily buildings.  Also, aging multifamily dwellings, many in dense urban markets, will require rehabilitation to prolong their useful lives.

Household formation, which since 2007 has been less than half of the long-term average of 1.2 million new households per year, is expected to return to more normal levels over the next several years.  In fact, for the first quarter of 2012, the Census Bureau reported that there were one million more U.S. households than a year earlier, marking the biggest increase since 2006.   In addition, nearly three million homeowner households have become renters since the housing meltdown, according to data analyzed by Harvard’s Joint Center for Housing Studies and the Associated Press, and analysts expect another three million to switch by 2015, providing even more demand for rental housing.

Nationally, multifamily vacancies are now at a historically low level of 4.7%, falling below 5% for the first time since 2001 and for only the third time in the last 30 years, according to preliminary trends for the second quarter of 2012 recently released by Reis, Inc. Vacancies had reached 8% in 2009 as potential renters doubled-up or lived with their extended families.  Lower vacancies have helped push rents higher and led to a scarcity of units in some areas.  New construction is responding to the increased demand, with 70,000 units scheduled to be completed in 2012 and 150,000 to 200,000 in 2013.  However, this is still well below levels at the peak of the cycle in 2006 to 2007.

The HIT is well-positioned to continue to offer competitive returns for Taft-Hartley and public employee pension plan investors. FHA and government-sponsored enterprise (GSE) programs, in which the HIT has expertise, remain competitive sources of financing.  With a strong pipeline and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  Low inflation expectations, a significant yield advantage to the benchmark, and the ability to provide diversification make the HIT an attractive fixed-income investment. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2012, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com